                                                                   EXHIBIT 10.25

                  THIRD WAREHOUSE LEASE MODIFICATION AGREEMENT

     THIS THIRD WAREHOUSE LEASE MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 1st day of November, 1996, by and between SAFEWAY INC., a Delaware corporation ("Landlord"), and WINCUP HOLDINGS, L.P., a Delaware limited partnership ("Tenant").

                                R E C I T A L S

     This Agreement is made with reference to the following facts and objectives:

     A. On or about October 27, 1992, Landlord and the predecessor in interest to Tenant entered into a Warehouse Lease for those certain premises (the "Premises") situated in the City of Richmond, County of Contra Costa, State of California, which Premises are more particularly described in said Warehouse Lease. Said Warehouse Lease was modified by a First Warehouse Lease Modification Agreement dated as of January 1, 1993, and by a Second Warehouse Lease Modification Agreement dated February 17, 1995. Said Warehouse Lease, as modified, is hereinafter referred to as the "Lease".

     B. Landlord and Tenant have agreed to certain modifications of the Lease as set forth below.

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.   CHANGE IN PREAMBLE.

     The name and address set forth in the preamble for Tenant are deleted and the following language substituted in lieu thereof:

     "WINCUP HOLDINGS, L.P.
     a Delaware limited partnership
     Attn: Donald C. Rogalski, Sr. Vice President
     7980 West Buckeye Road
     Phoenix, Arizona 85043
     Telephone: 602/936-1791
     Facsimile: 602/936-4376"

2.   DEMISE OF PREMISES.

     Paragraph 1(a) of the Lease is deleted and the following language is
     --------------
substituted in lieu thereof:

     "(a) Tenant leases from Landlord and Landlord leases to Tenant the following described property, hereinafter referred to as the "Premises":

     "Approximately 106,151 square feet of warehouse space located in Building E (the "Building") with an address of 900 Marina Bay Parkway, Suite 1, Richmond, California 94804, which real property is more particularly described on Exhibit A, attached hereto and incorporated herein by
                  ---------
     reference. The Premises are shown as single-hatched on Exhibit A-1 attached
                                                            -----------
     hereto and incorporated herein by reference."

3.   TERM.

     Lines 3, 4 and 5 of Paragraph 2(a) of the Lease are deleted and the
                         --------------
following language is substituted in lieu thereof:

     "...original term commencing on November 1, 1992 (the "Lease Term Commencement Date") and expiring June 30, 1998. On the Lease..."

     Additionally, Paragraphs 2(b) and 2(c) are deleted from the Lease and are
                   ------------------------
of no further force or effect.

4.   RENT

     Paragraph 3(a) is deleted and the following language substituted in lieu
     --------------
thereof.

     "(a)"  Minimum Rent.  Tenant shall pay a minimum rent which shall be paid
            ------------
monthly in advance commencing on January 1, 1993 and thereafter on the first day of each calender month during the Lease Term in the following amounts:

               ---------------------------------------------------
                                                    Minimum
                Period                              Monthly Rent
               ---------------------------------------------------
                1/1/1993  through   10/31/1996      $23,690.00
               ---------------------------------------------------
                11/1/1996 through    6/30/1998      $26,007.00"
               ---------------------------------------------------

     Additionally, Paragraph 3(c) is deleted and of no further force or effect.
                   --------------

5.   NOTICE.

     The last sentence of Paragraph 17, is deleted and of no further force or
                          ------------
effect.

6.   RATIFICATION.

     Except as otherwise provided herein, the Lease is hereby ratified and affirmed and remains in full force and effect.

7.   SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors, transferees, heirs, personal representatives and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement on behalf of such party shall be deemed to have been dated as of the date first above written.

                                        LANDLORD:

                                        SAFEWAY INC.,
                                        a Delaware corporation

Date:   12/18      , 1996             By  [SIGNATURE APPEARS HERE]
     --------------                      -------------------------------

                                         -------------------------------
                                              (type or printed name)

                                           Its  Asst. V.P.
                                              --------------------------

Date:   12/18        , 1996             By   [SIGNATURE APPEARS HERE]
     ----------------                      -----------------------------

                                           -----------------------------
                                              (type or printed name)

                                           Its  Asst. Secretary
                                              --------------------------

                                        TENANT:

                                        WINCUP HOLDINGS, L.P.,
                                        a Delaware Limited partnership

DATE:  DEC 12         , 1996            By /s/ Donald Rogalski
     -----------------                    -----------------------------
                                            DONALD ROGALSKI
                                          -----------------------------
                                              (type or printed name)

                                           Its  SR. VP. ADMIN.
                                          -----------------------------

                 SECOND WAREHOUSE LEASE MODIFICATION AGREEMENT

     THIS SECOND WAREHOUSE LEASE MODIFICATION AGREEMENT (this "Agreement") is made and entered into this ______ day of _________________, 1995, by and between SAFEWAY INC., a Delaware corporation ("Landlord"), and JAMES RIVER PAPER COMPANY, INC., a Virginia corporation ("Tenant").

                                R E C I T A L S

     This Agreement is made with reference to the following facts and objectives:

     A. On or about October 27, 1992, Landlord and Tenant entered into a warehouse lease for those certain premises (the "Premises") situated in the City of Richmond, County of Contra Costa, State of California, which Premises are more particularly described in the Warehouse Lease. The warehouse lease was modified by a First Warehouse Lease Modification Agreement dated as of January 1, 1993. The warehouse lease, as modified, is hereinafter referred to as the "Lease".

     B. Landlord and Tenant have agreed to certain modifications of the Lease as set forth below.

     NOW, THEREFORE, in consideration of the foregoing facts and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

     1.   DEMISE OF PREMISES.  Subparagraph (d) to Paragraph 1 of the Lease is
          ------------------   ----------------    -----------
hereby deleted in its entirety and the following substituted in lieu thereof:

          "(d)  Expansion Premises.  In addition to the Premises, Tenant leases
                ------------------
     from Landlord and Landlord leases to Tenant the following described property, hereinafter referred to as the "Expansion Premises":

          "Approximately 7,500 square feet of warehouse space located in the western side of the Building."

          The Expansion Premises are shown as single-hatched on Exhibit A-2,
                                                                -----------
     attached to this Agreement and incorporated into the Lease by this reference.

     2.   RENT.  Subparagraph (e) of Paragraph 3 of the Lease is hereby deleted
          ----   ----------------    -----------
in its entirety and the following substituted in lieu thereof:

          "(e)  Minimum Rent for the Expansion Premises. Tenant shall pay a
                ---------------------------------------
     minimum rent for the Expansion Premises which shall be paid monthly in advance commencing on February 1, 1995 and thereafter on the first (1st) day of each calender month during the month-to-month tenancy in the amount of One Thousand Seven Hundred Twenty-Five Dollars ($1,725)."

     3.   EFFECTIVE DATE.  The provisions of this Agreement shall be effective
          --------------
as of February 1, 1995, and the terms and conditions hereof shall only apply prospectively from such date.

     4.   RATIFICATION.  Except as herein modified the Lease shall remain in
          ------------
full force and effect and is hereby ratified and affirmed.

     5.   SUCCESSORS AND ASSIGNS.  Each and all of the covenants, terms,
          ----------------------
agreements and obligations of this Agreement shall extend to and bind and inure to the benefit of the successors and/or assigns of said parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement on behalf of such party shall be deemed to have been dated as of the date first above written.

                                   LANDLORD:

                                   SAFEWAY INC.,
                                   a Delaware corporation

Date: __________, 1995             By________________________________

                                     ________________________________
                                         (typed or printed name)

                                     Its_____________________________

Date: __________, 1995             By________________________________

                                     ________________________________
                                         (typed or printed name)

                                     Its_____________________________


                                   TENANT:

                                   JAMES RIVER PAPER COMPANY, INC.
                                   a Virginia corporation


Date: __________, 1995             By  /s/ Richard C. Erickson
                                     --------------------------------
                                           Richard C. Erickson
                                     --------------------------------
                                          (typed or printed name)

                                     Its Vice President Real Estate &
                                        -----------------------------
                                         Corporate Facilities
                                        -----------------------------

                                                                     EXHIBIT A-2



                              [MAP APPEARS HERE]

                 FIRST WAREHOUSE LEASE MODIFICATION AGREEMENT

     THIS FIRST WAREHOUSE LEASE MODIFICATION AGREEMENT (the "Agreement") is made as of the 1st day of January, 1993, by and between SAFEWAY INC., a Delaware corporation ("Landlord"), and JAMES RIVER PAPER COMPANY, INC., a Virginia corporation ("Tenant").

                             P R E L I M I N A R Y

     A. On October 27, 1992, Landlord and Tenant entered into a Warehouse Lease of certain real property situate in the City of Richmond, County of Contra Costa, State of California, which real property is more particularly described in the Warehouse Lease (the "Premises"). Said Warehouse Lease is hereinafter referred to as the "Lease."

     B. Landlord and Tenant desire hereby to amend the Lease to provide for the modification of the provision set forth in Paragraph 1 thereof and as otherwise set forth hereinbelow.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual agreement of the parties hereto to the terms and conditions hereinafter contained, the parties agree as follows:

     1.   Effective Date. This Agreement shall be effective as of January 1,
          --------------
1993.

     2.   Demise of Premises. The following language shall be added as a new
          ------------------
Subparagraph (d) to Paragraph 1 of the Lease:
----------------    -----------

          "(d)  Expansion Premises. In addition to the Premises, Tenant leases
                ------------------
     from Landlord and Landlord leases to Tenant the following described property, hereinafter referred to as the "Expansion Premises":

          Approximately 7,500 square feet of warehouse space located in the western side of the Building and approximately 9,760 square feet of warehouse space located in the eastern portion of the Building. Said Expansion Premises are shown as single-hatched on Exhibit A-1,
                                                            -----------
          attached hereto and incorporated herein by reference."

     3.   Term. The following language shall be added as new Subparagraph (d) to
          ----                                               ----------------
Paragraph 2 of the Lease:
-----------

          "(d)  Occupancy of Expansion Premises. Tenant's occupancy of the
                -------------------------------
     Expansion Premises pursuant hereto shall be on a month to month basis terminable on thirty (30) days prior written notice given at any time by either Landlord or Tenant. All provisions of this Lease, except for those specifying the lease term, options to extend and minimum monthly rent shall apply to month-to-month tenancy of the Expansion Premises."

     4.   Rent. The following language shall be added as a new Subparagraph (e)
          ----                                                 ----------------
to Paragraph 3 of the Lease:
   -----------

          "(e)  Minimum Rent for the Expansion Premises. Tenant shall pay a
                ---------------------------------------
     minimum rent for the Expansion Premises which shall be paid monthly in advance commencing on January 1, 1993 and thereafter on the first (1st) day of each calendar month during the month-to-month tenancy in the amount of Three Thousand Nine Hundred Sixty-Nine and 80/100 Dollars ($3,969.80)."

     5.   Ratification of Lease.  Except as otherwise provided herein, the Lease
          ---------------------
is hereby ratified and affirmed and remains in full force and effect.

     6.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
shall inure to the benefit of the parties hereto, their successors, transferees, heirs, personal representatives and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement, on behalf of such parties, shall be deemed to have been dated as of the date first above written.

                                        LANDLORD:

                                        SAFEWAY INC.,
                                        a Delaware corporation

Date:   Feb. 15       1993              By [SIGNATURE APPEARS HERE]
      --------------,                      -------------------------------------
                                                     Byrne
                                           -------------------------------------
                                                     (typed or printed name)

                                           Its  Asst. V.P.
                                                --------------------------------

Date: ______________, 1993              By [SIGNATURE APPEARS HERE]
                                           -------------------------------------

                                           -------------------------------------
                                                      (typed or printed name)

                                           Its Assist. Secretary
                                               ---------------------------------


                                        TENANT:

                                        JAMES RIVER PAPER COMPANY INC.,
                                        a Virginia corporation

Date: ______________,  1993             By /s/ Melvin A. Ries
                                           -------------------------------------
                                           Melvin A. Ries
                                           -------------------------------------
                                                       (typed or printed name)

Date: ______________,  1993                Its DIR. REAL ESTATE
                                               ---------------------------------

                                        By _____________________________________

                                           _____________________________________
                                                       (typed or printed name)

                                           Its _________________________________

                                                                        EXHIBIT.



                              [MAP APPEARS HERE]

                                WAREHOUSE LEASE
                                ---------------

                                 (the "Lease")

DATE:          October 27, 1992
               ----------

BETWEEN:       SAFEWAY INC., a Delaware corporation    ("Landlord")
               c/o PROPERTY DEVELOPMENT ASSOCIATES,
               a California general partnership
               Attn:  General Counsel
               Re:  Facility No.  98-5387-01
               15115 S.W. Sequoia Pkwy., Suite #200
               Portland, Oregon 97224
               Telephone:  503/624-6300
               Facsimile:  503/624-7755

AND:           JAMES RIVER PAPER COMPANY, INC.,        ("Tenant")
               a Virginia corporation
               Attn: Real Estate Department
               120 Tredegar Street
               Richmond, Virginia 23219
               Telephone:  804/343-8550
               Facsimile:  804/343-4500

In consideration of the mutual agreements herein contained, Landlord and Tenant hereby agree as follows:

     1.   Demise of Premises.
          ------------------

          (a) Tenant leases from Landlord and Landlord leases to Tenant the following described property, hereinafter referred to as the "Premises":

     Approximately 103,000 square feet of warehouse space located in Building E (the "Building") with an address of 900 Marina Bay Parkway, Suite 1, Richmond, California 94804, which real property is more particularly described on Exhibit A, attached hereto and incorporated herein by
                  ---------
     reference.

     Exclude from the Premises are the following areas which are shown as shaded on Exhibit A: (i) an aisle approximately twenty-five (25) feet wide by
        ---------
     approximately three hundred (300) feet long on the west side of the Premises; (ii) an area containing lockers, offices and restrooms, on the mezzanine on the east side of the Building containing approximately twenty-four thousand (24,000) square feet; and (iii) meat lockers located on the east side of the Premises containing approximately twenty-seven hundred (2,700) square feet (the "Locker Area").

          (b)  Delivery of Possession.  Landlord shall deliver possession of the
               ----------------------
Premises to Tenant on or before November 1, 1992. In the event that Landlord is unable to deliver possession of the Premises to Tenant because of strikes, acts of God, or any other cause beyond Landlord's reasonable control, then Tenant shall take possession of the Premises when Landlord notifies Tenant that the Premises are ready for such possession, and the term of this Lease shall commence on the first day of the month following the date of such occupancy and continue for the remainder of the Lease Term, notwithstanding the Lease Term Commencement Date stated in Paragraph 2 below. In no event shall Tenant be
                            -----------
obligated to pay monthly rent until Landlord has notified Tenant that the Premises are ready for possession. Landlord shall have no liability for any delay in delivery of possession of the Premises to Tenant and neither party shall have the right to terminate this Lease except that

Landlord may cancel this Lease without liability if permission to construct, use or furnish necessary utilities to the Premises is denied or revoked by any governmental agency or public utility with authority thereover.

          (c) Option to Expand Premises: Tenant at any time during the Term of
              -------------------------
the Lease, may elect to utilize the Locker Area by providing Landlord with thirty (30) days prior written notice of such election. In the event of such election, Landlord and Tenant shall enter into an amendment to this Lease reflecting the increase in the Premises and reflecting an increase of Five Thousand Five Hundred Twenty Dollars ($5,520.00) per month in minimum rent. Notwithstanding the foregoing, Tenant's option to expand the Premises shall terminate and be of no further force or effect in the event that prior to Tenant's delivery of notice to Landlord of its election to utilize such Locker Area, Landlord delivers notice to Tenant of its intent to lease said Locker Area to another party.

     2.   Term.
          ----

          (a) This Warehouse Lease (the "Lease"), and Tenant's occupancy of the Premises pursuant hereto shall be for an original term of three (3) years and eight (8) months (the "Original Term") commencing on November 1, 1992 (the "Lease Term Commencement Date") and expiring June 30, 1996. On the Lease Term Commencement Date, this Lease, and each and every provision hereof shall be effective, including the payment of monthly rent in accordance with Paragraph 3
                                                                    -----------
hereinbelow. The "Lease Term" shall mean the original Term any Extended Term. The parties shall execute a supplemental memorandum identifying the Lease Term Commencement Date.

          (b) Option to Extend the Term. Provided Tenant is not in default
              -------------------------
hereunder, Tenant is hereby given the option to extend the Original Term, on all the terms and provisions contained in this Lease, for one (1) two (2)-year period (the "Extended Term"), by giving notice of exercise of such option ("Option Notice") to Landlord at least ninety (90) days but not more than one
(1) year before the date the Original Term would otherwise expire. The minimum monthly rent payable by Tenant during the Extended Term shall be as set forth in Paragraph 3 (b) hereinbelow.
---------------
          (c) Option to Terminate. Notwithstanding anything to the contrary
              -------------------
contained herein, Tenant may elect to terminate this Lease at any time after the twenty-fourth (24th) month of the Term by delivering to Landlord one hundred eighty (180) days prior written notice of such election specifying the date of termination which date shall be no less than on hundred eighty (180) days after receipt of such notice by Landlord (the "Termination Date"). In the event Tenant elects to terminate this Lease by written notice after the thirtieth (30th) month of the Term, Tenant shall deliver with such notice certified funds equal to one (1) month's rent and shall thereafter fully perform the terms hereof until the Termination Date. Except for obligations then accrued but unperformed hereunder, this Lease shall terminate on the Termination Date, shall thereafter be null, void and of no further force or effect and Landlord and Tenant shall be released from any further performance hereof.

     3.   Rent. Tenant shall pay the following rents, without demand,
          ----
deduction or offset, by checks or drafts payable to Property Development Associates and mailed to Property Development Associates, Attn: Accounting #53870101, 15115 S.W. Sequoia Pkwy., Suite 200, Portland, Oregon 97224-7131, or
as otherwise may be designated in writing by Landlord:

          (a)  Minimum Rent.  Tenant shall pay a minimum rent which shall be
               ------------
paid monthly in advance commencing on January 1, 1993 and thereafter on the first day of each calendar month during the Lease Term, in the following amounts:

          MONTH               MONTHLY
          OF TERM             RENT
          -------             -------
           3 - 30             $23,690.00
          32 - 36             $23,690.00
          38 - 44             $23,690.00

          (b)  Free Rent.  Notwithstanding anything to the contrary contained
               ---------
herein, so long as Tenant has performed each and every obligation of the tenant hereunder, Tenant shall not be required to pay minimum rent for the first (1st), second (2nd), thirty-first (31st) and thirty-seventh (37th) months of the Term hereof.

          (c)  Minimum Rent During Extended Term.  If Tenant has duly exercised
               ---------------------------------
its option to extend the term hereof for the Extended Term, the minimum rent for the Extended Term shall be an amount established as follows:

               (i) No later than one hundred eighty (180) days prior to the expiration of the Original Term hereunder, Tenant shall give written notice to Landlord setting forth a proposed monthly rent for the Extended Term. Said proposed rent shall be equal to eighty-five percent (85%) of Tenant's reasonable, best estimate of the then fair market rent for the Premises. The parties shall have ninety (90) days after receipt of such notice by Landlord in which to agree on the new minimum rent. If the parties reach such agreement during that period, they shall immediately execute an amendment to this Lease setting forth the new minimum rent.

               (ii) If the parties are unable to agree on the new minimum rent within said ninety (90)-day period, then within fifteen (15) days after the expiration of said ninety (90)-day period, each party, at its sole cost, shall retain a real estate appraiser with at least five (5) years full time commercial appraisal experience in Contra Costa County, California to appraise and establish the minimum rent for said Extended Term. Each party shall provide the other party with written notice of the name and address of the appraiser selected by such party. In the event either party fails to appoint an appraiser within ten (10) days after the other party has given written notice of the name of its appraiser, the single appraiser shall be appointed the sole appraiser and shall set the new minimum rent. If the two (2) appraisers are appointed by the parties as set forth herein, they shall meet promptly and attempt to set the new minimum rent. If they are unable to agree within thirty (30) days after the appointment of the second (2nd) appraiser, the appraisers shall attempt to select a third (3rd) appraiser meeting the qualifications set forth herein (which third appraiser has not previously acted in any capacity for either Landlord or Tenant) within ten (10) days after the last day of said thirty (30)- day period. Within thirty (30) days after the selection of the third (3rd) appraiser, the majority of the appraisers shall establish the new minimum rent. If the appraisers are unable to agree on a third (3rd) appraiser within said ten
(10)-day period, either Landlord or Tenant, by giving ten (10) days written notice to the other, may apply to the American Arbitration Association for the purpose of having the new minimum rent for said Extended Term determined. Tenant and Landlord shall each bear one-half (1/2) of the cost of appointing the third
(3rd) appraiser and of paying the third

(3rd) appraiser's fee (or one-half [1/2] of the fees and other expenses charged by the American Arbitration Association).

               (iii) In deciding the minimum rent for the Extended Term, the appraisers shall value the Premises based on the highest and best use of the Premises allowable under the existing zoning. In no event shall the minimum rent be less than the minimum rent on the last day of the Term then in effect. The determination of the new minimum rent by the appraisers shall be calculated based upon the appraisers' determination of eighty-five percent (85%) of the fair market rental value of the Premises.

               (iv) If the majority of the appraisers are unable to establish the new minimum rent within said thirty (30)-day period, the three appraisals shall be added together and the total divided by three (3) and the resulting quotient shall be the new minimum rent for said Extended Term; provided, however, that if the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2) and the resulting quotient shall be the new minimum rent for said Extended Term. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall be the new minimum rent. After the new minimum rent has been established, the appraisers shall immediately notify the parties of such amount.

               (v) Regardless of whether the new minimum rent for said Extended Term is established by one (1) or more appraisers (or by the American Arbitration Association) as provided hereinabove, the determination made by such appraisers (or the American Arbitration Association) shall be final, binding and conclusive upon Landlord and Tenant.

          (d)  Proration. Minimum rent for any partial calendar month
               ---------
immediately following the Lease Term Commencement Date and/or prior to the expiration (or sooner termination) of the Lease Term and immediately prior to and following any change in minimum rent shall be prorated based on a thirty
(30)-day month.

     4.   Use.
          ---

          (a)  Permitted Use. Tenant may use the Premises for conducting the
               -------------
following business and for no other purpose whatsoever without the prior written consent of Landlord (which Landlord may give or deny in its sole and absolute discretion): storage and distribution of Tenant's products. Tenant shall use the Premises in such a way as not to annoy any other tenants of the Building or create a nuisance or cause the cancellation of any insurance policy covering the Premises. Tenant shall create no nuisance or allow any objectionable liquid, odor, or noise to be emitted from the Premises and shall not overload the floors or electrical circuits of the Premises. Landlord shall have the right to approve the installation of any power driven machinery by Tenant and may select a qualified electrician whose opinion will control regarding electrical circuits and a qualified engineer or architect whose opinion will control regarding floor loads. Maximum allowable ground floor loads shall be no more than 300 pounds per square foot.

          (b)  Parking and General Use. Tenant, its employers and customers
               -----------------------
shall have the exclusive right to use any private parking spaces immediately adjacent to the Premises and as designated by Landlord at the commencement hereof. Tenant shall control the use of such parking spaces so that there will be no unreasonable interference with the normal traffic flow around, to and from the Building and shall permit no parking on any landscaped or unpaved surface in or about the Building. Tenant shall have the right of ingress and egress to the Premises over the adjacent roadways and may use the area shown as single-hatched on Exhibit B as a truck staging area (the "Staging Area").
                     ---------
Under no circumstances shall trucks servicing the Premises be permitted to block access to adjacent buildings. Additionally, Tenant shall not store any materials, supplies or equipment outside the Building in any unapproved or unscreened area. Tenant shall not erect any visual barrier for storage area without having first obtained the prior written consent of Landlord, which Landlord may grant or withhold in its sole discretion. Tenant shall keep all trash in proper garbage receptacles and shall keep any such receptacle used by Tenant covered at all times.

     5.   Condition of Premises.
          ---------------------

          (a)  As Is.  Tenant hereby affirms that, other than as set forth in
               -----
Paragraph 5(b) below, Tenant has inspected the Premises and agrees to accept the
--------------
same "AS IS" and in its present condition and without any representation or warranty by or from Landlord as to the condition of the Premises, the habitability of the Premises, the fitness of the Premises for Tenant's use or the zoning of the Premises and Tenant hereby releases Landlord from any and all liability resulting from any defect in or other condition of the Premises.

          (b)  Landlord's Work.  Landlord shall use its reasonable best efforts
               ---------------
and due diligence to complete the work described in Exhibit C, attached hereto
                                                    ---------
and incorporated herein by reference ("Landlord's Work") on or before the Lease Term Commencement Date.

     6.   Maintenance and Repair of Premises.
          ----------------------------------

          (a)  By Landlord.  Landlord shall repair and maintain the Building's
               -----------
roof, gutters, downspouts, exterior walls, structure, foundation, paved areas and curbs and existing heating, ventilating, air conditioning and refrigeration units in good condition. Landlord shall have no obligation to make any repairs or replacements hereunder until the expiration of twenty (20) days following written notice from Tenant to Landlord of the need therefore. Tenant waives any right now or hereafter granted by law to make any repairs under this paragraph upon Landlord's failure to do so hereunder or otherwise.

          (b)  By Tenant.  Tenant, at Tenant's sole cost and expense shall at
               ---------
all times keep all portions of the Premises that are not the responsibility of Landlord under this Paragraph 5 in good condition and repair (including, if
                    -----------
necessary, the replacement thereof). Tenant's responsibility shall include but not be limited to maintenance and repair of the internal electrical system, plumbing system, overhead and personnel doors, and the replacement of all broken or cracked glass with glass of the same quality. Tenant shall also be responsible for the repair of any and all damage caused to the Premises and/or the Building by any act or omission of Tenant or its employees, agents, licensees or contractors. Tenants shall refrain from any discharge that will damage the septic tank or sewers serving the Premises. Additionally, if the Premises have a separate entrance, Tenant shall keep all outside areas within ten (10) feet of the Premises and the Staging Area free and clear of debris and obstruction of every kind.

          (c)  Ventilation.  Landlord shall deliver the Premises to Tenant with
               -----------
a ventilation system standard to a warehouse operation and based on specifications provided Landlord by Marin Air Conditioning Company. Landlord acknowledges that the maintenance of the ventilation system is material and crucial to Tenant's use of the Premises.

     7.   Alterations.  Tenant shall make no alterations, additions or
          -----------
improvements to the Premises or change the color of the exterior thereof without Landlord's prior written consent which Landlord may withhold or grant in Landlord's sole and absolute discretion. Upon termination of this Lease, any such alteration, addition or improvement (including without limitation, all electrical, lighting, plumbing, heating and air conditioning equipment, doors, windows, partitions, drapery, carpeting, shelving, counters, and physically attached fixtures) shall at once become part of the Premises and belong to Landlord unless the terms of the applicable consent provide otherwise, or Landlord requests that part or all of such additions, alterations or improvements be removed. In such event, Tenant shall, at its sole cost and expense promptly remove such additions, alterations or improvements and repair and restore the Premises to its original condition. In the event Tenant fails to do so, Landlord may remove such additions, alterations or improvements and repair and restore the Premises to its original condition and Tenant shall reimburse Landlord for the cost thereof within ten (10) days after receipt of demand therefor from Landlord.

     8.   Surrender of Premises.  At the expiration or sooner termination of the
          ---------------------
Lease Term, Tenant shall deliver all keys to Landlord, have final utility readings made on the date of the move-out, and surrender the Premises to Landlord broom clean and free of debris, inside and outside, with all mechanical, electrical and plumbing systems in good operating condition, all signs removed and defacement corrected, and all repairs called for under this Lease completed. The Premises shall be delivered to Landlord in the same condition as at the commencement of the term, subject to only depreciation and wear from ordinary use. In the event Tenant fails to remove its furnishings and other personal property within ten (10) days of the expiration of the term or early termination of this Lease, Tenant shall be deemed to have abandoned the same and Landlord may dispose of any such furnishings and personal property fixtures in any manner it deems fit without liability to Tenant or any other party.

     9.   Signs.  Tenant shall not erect or install in, upon or about the
          -----
Premises, any exterior on interior signs or advertising media, or window or door lettering or plaques, without Landlord's consent which may be withheld in Landlord's sole discretion. Notwithstanding the foregoing, Tenant may erect one
(1) sign stating its name, business and products and truck door numbers so long as Landlord has approved the size, color, design, wording and location thereof and so long as Tenant has obtained all necessary governmental approvals therefor. No signs shall be painted on the Building or exceed the height of the Building. All signs installed by Tenant shall comply with all applicable laws, ordinances, rules and regulations and Tenant shall remove such signs upon the termination of this Lease with all sign locations restored to their condition as of the commencement of this Lease.

     10.  Mechanics Lien.  Tenant shall not permit any mechanics', materialmens'
          --------------
or other liens to stand against the Premises for work or materials furnished in connection with any maintenance, repairs or alterations undertaken on the Premises.

     11.  Utilities.  Landlord shall pay all charges for electricity, natural
          ---------
gas, water, garbage collection, janitorial service, sewer and all other utilities of any kind whatsoever furnished to the Premises during the Lease Term. Landlord shall have no liability for damages or otherwise for any failure or interruption of any utility service being furnished to the Premises unless caused by the sole, active negligence of Landlord or its agents or employees.

     12.  Property and Other Insurance: Releases and Subrogation Waivers.
          --------------------------------------------------------------

          (a)  Landlord's Insurance.
               --------------------

                    (i)    Types of Coverage.  During the Lease Term, Landlord
                           -----------------
shall maintain in full force and effect a policy or policies of "difference in conditions" insurance covering the Building. All insurance proceeds payable under Landlord's casualty insurance carried hereunder shall be payable solely to Landlord and Tenant shall have no interest therein.

                    (ii)   Reimbursement by Tenant.  Tenant shall pay to
                           -----------------------
Landlord, as additional rent, an amount equal to Tenant's Proportionate Share of any increase in premiums paid by Landlord for all insurance described in Paragraph 12(a)(i) in excess of the premiums paid by Landlord for such insurance
------------------
during Landlord's fiscal year 1993. If Tenant's use of the Premises increases the premium for any insurance carried by Landlord over that charged for normal warehouse uses, then Tenant shall pay to Landlord, as additional rent, the full amount of such increase in premium.

          (b)  Tenant's Insurance.  During the Lease Term, at its sole cost and
               ------------------
expense, Tenant shall maintain in full force and effect the following types of insurance:

                    (i)    Liability and Workers' Compensation.
                           -----------------------------------
General Liability Insurance applying to the use and occupancy of the Premises and the business operated by Tenant on the Premises. Such insurance shall include Broad Form Contractual liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease; shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000) and a general aggregate limit of Three Million Dollars ($3,000,000); shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, occurring during the policy term; shall be endorsed to add Landlord as an additional insured; shall provide that such coverage shall be primary and that any insurance maintained by Landlord shall be excess insurance only; shall provide that an act or omission of one of the named or additional insureds shall not reduce or avoid coverage to the other named or additional insureds and shall be endorsed to provide Landlord with thirty (30) days notice of cancellation or change in terms. Tenant shall also maintain Worker's Compensation insurance in accordance with the law of the state in which the Premises are located, and employer's liability insurance.

          All insurance policies required to be carried by Tenant under this Lease shall: (i) be written by companies rated A-/IX or better in the most recent edition of "Best's Insurance Guide" and authorized to do business in the state in which the Premises are located. Tenant shall deliver to Landlord on or before the Lease Term commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies, certified copies of its insurance policies, or a certificate evidencing the same issued by the insurer thereunder which shall name Landlord as an additional insured.

          (c)  Releases and Waivers of Subrogation.  Notwithstanding any other
               -----------------------------------
provision of this Lease, each party hereby releases and waives any and all right to recover from or proceed against the other party, and its officers, directors, employees, agents and representatives, for loss or damage to any property of the releasing party or any person claiming through the releasing party arising from any cause required to be insured against by the releasing party under this Paragraph 12(c), but only so long as the foregoing release and waiver does not
---------------
adversely affect any insurance carried by such releasing party. The parties shall cause their insurance policies to contain a waiver of subrogation consistent with the foregoing.

     13.  Damage by Casualty.
          ------------------

          (a)  Restoration of Damage.  If fire or other casualty causes damage
               ---------------------
to the Building in an amount exceeding thirty percent (30%) of its full construction-replacement cost, or if a casualty causes any damage during the last year of the Lease, then in either event, Landlord may elect to terminate this Lease by giving written notice of such termination to Tenant within thirty
(30) days following the date of damage. Otherwise, the Lease shall remain in full force and effect and Landlord shall proceed to restore the Building to a condition comparable in function and value to that existing prior to the damage. The minimum base rent shall be abated until repair or restoration of the Premises is substantially complete to the extent the Premises are not reasonably usable for Tenant's use. Tenant shall cooperate with Landlord during the period of repair and vacate all or any part of the Premises to the extent necessary for the performance of the required work.

          (b)  Waivers.  Tenant hereby waives the provisions of any law
               -------
providing that a lease or sublease shall terminate on the destruction or partial destruction of the leased premises, or affording Tenant any right or benefit which is not expressly set forth in this Paragraph 13, including California
                                         ------------
Civil Code Sections 1932(2) and 1933(4), if the Premises are located in California.

     14.  Condemnation.  If a condemning authority takes the entire Premises or
          ------------
a portion thereof sufficient to render the remainder unsuitable for Tenant's use, then either Landlord or Tenant may elect to terminate this Lease by giving written notice to the other within twenty (20) days after title to the real property passes to the condemning authority. If the Lease is not so terminated, Landlord shall repair and restore the Building as practicable (but shall not be required to expend more than the amount of the award received by Landlord for such purpose, and this Lease shall continue and rent shall be reduced for the remainder of the term in an amount equal to the reduction in rental value of the Premises caused by the taking.

          (b)  Award.  Any and all awards payable by the condemning authority or
               -----
other governmental agency in connection with a taking under the right of eminent domain shall be the sole property of Landlord. Landlord and Tenant each hereby waive the provisions of any law including, without limitation, California Code of Civil Procedure Section 1265.130 (if the Premises are located in California), allowing either party to petition a court to terminate this Lease, or otherwise to terminate this Lease, in the event of a condemnation of the Building.

     15.  Tenant's Default.
          ----------------

          (a)  Events of Default.  Tenant shall be in default in the event of
               -----------------
any of the following: (i) If Tenant fails to make any payment of rent, additional rent or any other sum or amount payable hereunder within twelve (12) days after it is due; (ii) if Tenant fails to perform any other obligation to be performed by Tenant hereunder and such failure shall continue for twenty (20) days (or such other time as specifically set forth in this Lease) after written notice by Landlord; (iii) if Tenant abandons and vacates the Premises; (iv) if Tenant files any petition or institutes any proceedings under the Bankruptcy Code, or if any such petition or proceeding of the same or similar kind or character be filed against Tenant.

          (b)  Remedies.  Upon the occurrence of any of the events of default
               --------
described in Paragraph 15(a), then Landlord, at its option, may: (i) cure such
             ---------------
default on behalf of Tenant; (ii) cancel and terminate this Lease upon written notice to Tenant, thereby terminating Tenant's right to possession; or (iii) re-enter upon the Premises, either with or without process of law, and without demand for possession thereof. If Landlord elects to cure a default of Tenant, then Tenant shall reimburse to Landlord all expenses incurred by Landlord in curing such default, together with a surcharge of fifteen percent (15%) of all such amounts to cover Landlord's administrative costs and overhead, within ten
(10) days after receipt of a billing therefor from Landlord. Should Landlord re-enter the Premises, it may either terminate this Lease or it may, without terminating this Lease, relet the Premises.

          (c)  Damages Upon Termination.
               ------------------------

                    (i)    Unpaid Rent.  Whether or not Landlord retakes
                           -----------
possession or relets the Premises, Landlord may recover all damages caused by Tenant's defaults, including, but not limited to unpaid rent and other charges hereunder, attorney's fees and costs of reletting the Premises. If Landlord terminates this Lease pursuant to Paragraph 13(b), then Landlord may exercise
                                  ---------------
all rights and remedies available to a landlord at law or in equity, including the right to recover from Tenant: (i) the worth at the time of award of the unpaid rent and other amounts payable by Tenant hereunder which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent and such other amounts which would have been earned after termination until the time of the award exceeds the amount of loss of rent and such other amounts that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent and such other amounts for the balance of the Term after the time of such award exceeds the amount of loss of rent and such other amounts that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in clauses (i) and (ii) shall be computed with interest at the highest rate allowed by law. The "worth at the time of award" of the amount referred to in clause (iii) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, California, plus one percent (1%). As used herein, "time of award" shall mean either the date upon which Tenant pays to Landlord the amount recoverable by Landlord as hereinabove set forth, or the date of entry of any determination, order or judgment, of any court or other legally constituted body determining the amount recoverable, whichever first occurs.

          (d)  Lease Provisions Determine Landlord's Right to Terminate. The
               --------------------------------------------------------
rights of Landlord to terminate this Lease on account of Tenant's default shall be governed by the provisions of this Paragraph 15 rather than the provisions of
                                      ------------
any applicable state or federal law.

     16.  Exculpation of Landlord; Tenant's Indemnification of Landlord.
          -------------------------------------------------------------

          (a)  Release.  Landlord shall not be liable to Tenant for any injury
               -------
or damage to Tenant or to the agents, employees or property of Tenant, its permitted assignees, sublessees, concessionaires or licensees, arising out of the occupancy or use of the Premises except to the extent such injury or damage is caused by the sole, active negligence of Landlord, or breach of its obligations hereunder.

          (b)  Indemnification.  Tenant shall indemnify, defend, protect and
               ---------------
hold Landlord harmless from and against any and all liability, damage, loss, expense (including the reasonable attorney's fees of counsel chosen by Landlord), causes of action, suits, claims or judgments resulting from injury or death to person, or damage, deterioration or loss to property, occurring on the Premises or on the adjacent sidewalks and streets if caused by the act or omission of Tenant, or its employees, invitees or guests.

     17.  Notices.  Any notice permitted or required to be given hereunder shall
          -------
be in writing and shall be given by personal delivery, certified United States mail, or overnight air courier, in each case postage or equivalent fees prepaid and addressed to the address shown for each party at the beginning of this Lease or such other address as may be designated by written notice. If any notice is given by mail, it will be effective upon seventy-two (72) hours after deposit in the U.S. Mail and, if given by personal delivery or by overnight air courier, when delivered. Copies of any such notice shall be mailed by first class mail, postage prepaid to Kaydon Shaver, James River Corporation, 240 Tamel Vista Blvd., Suite 240, Corte Madera, California 94925, and to James River Paper Company, Inc., Attention: General Counsel, 120 Tredegar Street, Richmond, Virginia 23219.

     18.  Transfers by Tenant.
          -------------------

          (a)  Prohibition of Transfer. Tenant shall not assign, mortgage,
               -----------------------
pledge, hypothecate or encumber the Premises or Tenant's Leasehold estate, or sublet any portion of the Premises or license the use of any portion of the Premises, or otherwise transfer any interest in the Premises (whether voluntary, involuntary, by operation of law or otherwise), without the prior written consent of Landlord. Any attempted transfer without consent shall be null and void and, at the option of Landlord, will cause termination of this Lease.

     Notwithstanding the foregoing, in the event Landlord consents to an assignment or subletting pursuant hereto, then, effective as of the effective date of such assignment or subletting transaction, the amount of minimum rent payable hereunder shall be increased monthly by the product obtained when the monthly minimum rent for the Premises prior to such effective date is multiplied by one hundred fifteen percent (115%).

          (b)  Exempt Transfers.  Tenant shall have the right to assign its
               ----------------
interest under this Lease, or sublet the Premises or any portion thereof, without the consent of Landlord, to any corporation: (i) with which it may merge or consolidate; (ii) which acquired all or substantially all shares of stock or assets of Tenant; (iii) which is a parent or subsidiary of Tenant; or (iv) which is the successor corporation to Tenant in the event of a corporate reorganization. In the event of any of the transfers described above, Tenant shall give Landlord ninety (90) days prior written notice of such proposed transfer, and shall provide Landlord with all documentation reasonably required by Landlord in order to verify that the proposed transfer falls within this Paragraph 18(b).
---------------

          (c) Obligations After Transfer. If Tenant is permitted to make any
              --------------------------
transfer of its interest in this Lease, Tenant and any guarantor(s) of this Lease shall not be relieved of their respective obligations, but shall remain primarily liable to Landlord for the performance of all such obligations.

     19.  Compliance With Laws.
          --------------------

          (a)  Laws Generally. Tenant, at its sole cost and expense, shall
               --------------
comply with all laws, ordinances, orders, rules, regulations and requirements of all governmental and quasi-governmental authorities (specifically including the Americans with Disabilities Act) having jurisdiction of the Premises, and shall perform all work required to comply therewith. If any such work would involve changes to the structure or the mechanical, electrical or plumbing systems of the Building, then such work shall be performed by Landlord, and Tenant shall reimburse to Landlord the cost thereof.

          (b)  Compliance With Environmental Laws. Tenant shall comply fully
               ----------------------------------
with all laws pertaining to the protection of human health and the environment including, but not limited to, employee and community right-to-know laws and all laws regarding the use, generation, storage, transportation, treatment, disposal or other handling of hazardous substances. Tenant shall not use, generate, manufacture, store, or otherwise handle any hazardous substances on or in the Premises. The term "hazardous substances" is used in its very broadest sense, and refers to materials which because of their quantity, concentration, or physical, chemical, or infectious characteristics may cause or pose a present or potential hazard to human health or the environment when improperly handled, treated, stored, transported, disposed of, or otherwise managed. The term shall include, but not be limited to, all hazardous substances, hazardous materials and hazardous wastes listed by any applicable federal, state or local law, ordinance, statute, rule or regulation. If at any time during or after the Lease Term, any hazardous substances are found to exist in or on the Premises (including the soils and underground water) or to have contaminated the soils, air or underground water of the Premises, then: (i) Lessor shall defend, hold harmless and indemnify Lessee against any loss or damage Lessee may suffer arising directly or indirectly from the presence or release of any Hazardous Substance which Lessee proves (A) has been deposited or discharged onto the Premises prior to Lessee's tenancy, including but not limited to the areas of concern set forth in Table 5-1 of that certain Environmental Report dated March 29, 1991, prepared by ERM-West, Inc. for Safeway Inc., or (B) was spilled, discharged, emitted or deposited on the Premises by Lessor during Lessee's tenancy; and (ii) Lessee shall defend, hold harmless and indemnify Lessor against any loss or damage Lessor may suffer arising directly or indirectly from the presence or release of any Hazardous Substance which Lessor proves was spilled, discharged, emitted or deposited on the Premises by Lessee.

     20.  Remedies Cumulative. No remedy herein conferred upon or reserved to
          -------------------
Landlord is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     21.  Holding Over. If Tenant, with Landlord's consent, remains in
          ------------
possession of the Premises after the expiration or sooner termination of the Lease Term, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty (30) days' prior written notice given at any time by either party. All provisions of this Lease, except those specifying the Lease Term, any options to extend, and for minimum monthly rent, which shall be one hundred ten percent (110%) of the minimum monthly rent paid in month immediately preceding the month-to-month tenancy, shall apply to the month-to-month tenancy.

     22.  Taxes and Operating Expenses.
          ----------------------------

          (a)  Taxes on Personal Property. Tenant shall pay, prior to
               --------------------------
delinquency, any and all taxes and assessments that may be assessed or levied on or against any of Tenant's personal property, fixtures or equipment placed on or in the Premises. Landlord shall pay all real property taxes and assessments levied against the Premises that are required to be paid by Landlord by law and all operating expenses, as hereinbelow defined. Tenant shall reimburse Landlord for such real property taxes and operating expenses as set forth below.

          (b)  Real Property Taxes; Tenant's Proportionate Share. Landlord
               -------------------------------------------------
shall pay, prior to delinquency, any and all real property taxes and assessments levied against the Premises that are required to be paid by Landlord by law. Tenant shall pay to Landlord, as additional rent, Tenant's Proportionate Share of any increase in such real property taxes or assessments which is imposed by such authority after 1993 tax year. Tenant's Proportionate Share of real property taxes shall be defined as that percentage of the total assessment affecting the Premises which is the same as the percentage which the rentable area of the Premises bears to the total rentable area of all buildings covered by the tax statement. If in Landlord's reasonable judgement, this method of allocation results in an inappropriate allocation to Tenant, Landlord may select some other reasonable method of determining Tenant's Proportionate Share thereof.

          (d)  Taxes Defined. Real property taxes and assessments charged to
               -------------
Tenant hereunder shall include any increase imposed after 1993 in all general real property taxes assessed against the Building or payable during the Lease Term, installment payments on special assessments, in any rent tax, tax on Landlord's interest under this Lease, or other tax in lieu of the foregoing, whether or not such tax is now in effect. Tenant shall not, however, be obligated to pay any tax based upon Landlord's net income.

     23.  Late Charge. Tenant hereby acknowledges that late payment by Tenant to
          -----------
Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Accordingly, rent not paid within twelve (12) days of when due shall bear interest from the date due until paid at the greatest rate allowable by law. In addition to interest and other remedies available for default, Landlord may, at its option, impose a late charge or ten percent (10%) of each amount not paid within twelve (12) days of the date said amount is due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

     24.  Quiet Enjoyment. So long as Tenant is not in default hereunder, Tenant
          ---------------
shall have quiet and peaceful possession of the Premises. Landlord shall include this covenant in any transfer or assignment of its interest in this Lease or in the Premises.

     25.  Right of Entry. Landlord and its authorized representatives, shall
          --------------
have the right to enter the Premises at all reasonable times upon reasonable notice so long as such entry does not unreasonably interfere with Tenant's activities therein.

     26.  Waivers. No delay or omission in the exercise of any right or remedy
          -------
of Landlord with respect to any default by Tenant shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent rent or other payments due hereunder shall not constitute a waiver of any other default. Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval or any subsequent act by Tenant, whether or not similar to the act so consented to or approved.

     27.  Transfer of Landlord's Interest. If Landlord conveys in a sale,
          -------------------------------
exchange or otherwise all of its interest in the Premises, then Landlord, on consummation of the conveyance, shall thereupon automatically be released from any obligation or liability thereafter accruing under this Lease.

     28.  Time of Essence. Time is of the essence with respect to the
          ---------------
performance of every provision of this Lease in which time of performance is specified.

     29.  Right to Estoppel Certificates. Either party shall, within twenty (20)
          ------------------------------
days after notice from the other party, execute and deliver to such other party a written statement certifying the Lease is unmodified and in full force and effect (or specifying any such modifications), the date to which rent has been paid and such other matters as may be reasonably requested by such party. Failure to deliver such certificate within the specified time shall be conclusive upon the party of whom the certificate was requested that the Lease is in full force and effect and has not been modified except as may be represented by the party requesting such certificate.

     30.  Attorneys' Fees. If either party hereto brings an action at law or in
          ---------------
equity to enforce, interpret or seek redress for the breach of this Lease, then the prevailing party in such action shall be entitled to recover all court costs, witness fees and reasonable attorneys fees, at trial or on appeal in addition to all other appropriate relief.

     31.  Severability. The unenforceability, invalidity or illegality of any
          ------------
provision of this Lease shall not render the other provisions unenforceable, invalid or illegal.

     32.  Governing Law. This Lease shall be construed and interpreted in
          -------------
accordance with the laws of the State of California.

     33.  Successors and Assigns. Subject to the provisions of Paragraph 18, all
          ----------------------                               ------------
of the provisions, terms, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

     34.  Integrated Agreement; Modification. This Lease contains all of the
          ----------------------------------
representations, understandings and agreements of the parties with respect to the demise of the Premises and may not be amended or modified except by a written agreement signed by both parties.

     35.  Subordination and Attornment.
          ----------------------------

          (a)  Subordination. This Lease, and all of Tenant's rights and
               -------------
interest in the leasehold estate hereunder, shall be subject and subordinate to any mortgages or deeds of trust that now encumber or may hereafter be placed upon, the Premises, and to the rights of the mortgagees or beneficiaries thereunder, any and all advances made or to be made thereunder, the interest thereon, and all modifications, renewals, replacements and extensions thereof. If any such mortgagee or beneficiary so elects in writing, then this Lease shall be superior to the lien of the mortgage or deed of trust held by such mortgagee or beneficiary, whether this Lease is dated or recorded before or after such mortgage or trust deed. Upon request, Tenant shall promptly execute and deliver to Landlord, or any such mortgagee or beneficiary, any documents or instruments required by any of them to evidence subordination of this Lease hereunder or to make this Lease prior to the lien of any mortgage or deed of trust as herein specified. If Tenant fails or refuses to do so within ten (10) days after written request therefor by Landlord or such mortgagee or beneficiary, such failure or refusal shall constitute an event of default hereunder by Tenant, but shall in no way affect the validity or enforceability of the subordination to or by the mortgage or deed of trust held by such mortgagee or beneficiary.

          (b)  Attornment by Tenant. Upon enforcement of any rights or remedies
               --------------------
under any mortgage or deed of trust to which this Lease is subordinated, Tenant shall, at the election of the purchaser or transferee under such right or remedy, attorn to and recognize such purchaser or transferee as Tenant's landlord under this Lease. Tenant shall execute and deliver any document or instrument required by such purchaser or transferee confirming the attornment hereunder.

     36.  Relationship. Nothing contained in this Lease shall be deemed or
          ------------
construed by the parties or by any third person to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between Landlord and Tenant.

     37.  No Recourse. Notwithstanding anything to the contrary in this Lease,
          -----------
Tenant shall look solely to Landlord's' assets for satisfaction of any liability of Landlord in respect hereof and will not seek recourse against the partners of Landlord or any of them, or their respective officers, directors, shareholders, employees, agents, or any of them, or any of their personal assets, for such satisfaction.

     38.  Exhibits. The following exhibits are attached hereto and incorporated
          --------
herein by this reference:

               Exhibit A - Legal Description
               Exhibit B - Site Plan with Premises
                            cross-hatched thereon.
               Exhibit C - Landlord's Work

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on the respective dates set opposite their signatures below, but this Lease, on behalf of such parties, shall be deemed to have been dated as of the date first above written.

                                        LANDLORD:

                                        SAFEWAY INC.,
                                        a Delaware corporation

Date: 10/27       ,  1992               By /s/ Gary D. Scott
     -------------                      ---------------------------------

                                             Gary D. Scott
                                        ---------------------------------
                                             (type or printed name)

                                        Its  Vice President
                                           ------------------------------
Date:             ,  1992
     -------------                      By
                                          -------------------------------


                                          -------------------------------
                                             (type or printed name)

FORM APPROVED [INITIALS]                Its
              ----------                   ------------------------------


                                        TENANT:

                                        JAMES RIVER PAPER COMPANY, INC.,
                                        a Virginia corporation

Date:            ,   1992               By
     ------------                         -------------------------------


                                          -------------------------------
                                             (type or printed name)

                                        Its
                                           ------------------------------

Date:  10/19     ,   1992               By [SIGNATURE APPEARS HERE]
     ------------                         -------------------------------


                                          -------------------------------
                                             (type or printed name)

                                        Its
                                           ------------------------------

PARCEL ONE:

A portion of the J.C. Owens Addition to the City of Richmond, filed February 6, 1912, in Book 6 of Maps, page 138, in the office of the County Recorder of Contra Costa County; a portion of the Robert Seaver Addition to the City of Richmond, filed May 3, 1909, in Book 2 of Maps, Page 32, in the office of the County Recorder of Contra Costa County; a portion of Syndicate Business Blocks, filed May 15, 1911, in Book 5 of Maps, page 107, in the office of the County Recorder of Contra Costa County; a portion of Syndicate Tract, filed March 18, 1912, in Book 6 of Maps, page 143 in the office of the County Recorder of Contra County; and a portion of Inner Harbor Business Blocks, filed November 18, 1912, in Book 8 of Maps, page 196, in the office of the County Recorder of Contra Costa County; more particularly described as follows:

Beginning at a point on the westerly extension of the south line of Block 11 of said J.C. Owens Addition, distant thereon 4.07 feet west from the southwest corner of said Block; thence south 89 degrees 36' 37" east, along the south lines of Blocks 11, 8 and 2 of said J.C. Owens Addition and Blocks 11, 8, 5, and 2, of said Robert Seaver Addition 1501.60 feet to a point on the east boundary of said Robert Seaver Addition, said point also being the southeast corner of said Block 2 and a point on the north line of Seaver Avenue as shown on the Map of said Robert Seaver Addition; thence north 88 degrees 38' 63" east, along the south line of Blocks R, P and O of said Inner Harbor Business Blocks 599.60 feet to the southeast corner of said Block O, said corner also being the intersection of the north line of Seaver Avenue and the west line of 34th Street [formerly Santa Rosa Avenue], as shown on the map of said Inner Harbour Business Blocks; thence north 0 degrees 11' 47" west, along the east lines of said Block O of Inner Harbour Business Blocks and of Block O of Syndicate Tract and the northerly extension of said east line 510.10 fee to the southeast corner of Block C of said Syndicate Tract, also being the intersection of the north line of Meeker Avenue and said west line of 34th Street, as shown on the map of said Syndicate Tract; thence north 0 degrees 12' 17" west, continuing along the western line of 34th Street, being the eastern line of Block C of the Syndicate Tract and the eastern line of Block C of the Syndicate Business Blocks, 624.18 feet to the northeastern corner of said Block C of the Syndicate Business Blocks, said corner also being the intersection of the southern line of Hoffman Boulevard [formerly Potreso Avenue] and said western line of 34th Street, as shown on said map of said Syndicate Business Blocks; thence north 87 degree 12' 17" west, along the north line of Block C, B and A of said Syndicate Business Blocks, the north line of Blocks 1, 6, 7 and 12 of said Robert Seaver Addition and the north line of Blocks 1, 9, 10, 17, and the westerly extention of said north line of said Block 17 of said J.C. Owens addition, 2401.80 feet to a point on the northerly extension of the east line of Block 18 of said J.C. Owens Addition; thence south 0 degres 16' 27" east, along said northerly extension
4.53 feet to the northeast corner of said Block 18; thence north 46 degrees 0' 27" west, 83.41 feet along the northeastern line of said Block 18, thence north 57 degrees 02' 19" west, 43.62 feet to the west line of said J.C. Owens Addition; thence south 0 degrees 03' 37" east, along said last mentioned western line 1173.24 feet; thence south 74 degrees 56' 18" east, 244.90 feet to a point on a tangent curve concave to the southwest and having a radius of 280 feet; thence southeasterly along said tangent curve 170.92 feet to an intersection with the north line of Seaver Avenue [60 feet wide] as shown on said map of J.C. Owens Addition; thence south 89 degrees 36' 37" east, along said north line of Seaver Avenue 23.35 feet to the point of beginning.


EXCEPTING THEREFROM: Those portions thereof conveyed to the City of Richmond by Deed recorded in Book 3102, page 200 and 3113, page 316 of Official Records, described as follows:

PARCEL A:

Portion of Lots 24, 25, 26, 27, 28, 29, 30 and 31, in Block 18, as shown on the map of J.C. Owens Addition to the City of Richmond, filed February 6, 1912, in Book 6 of Maps, page 138, in the office of the County Recorder of Contra Costa County, described as follows:

Beginning at the southwest corner of said Block 18, being on the north line of Meeker Avenue, as designated on said Map; thence from the point of beginning, north 0 degrees 03' 37" west, along the west line of said block 18, 194.45 feet; thence south 11 degrees 55' 01" east, 154.03 feet; thence southeasterly, along the arc of a curve to the left with a radius of 360 feet tangent to the last course, an arc distance of 45.76 feet to the south line of said Block 18, being the north line of Meeker Avenue, as designated on said Map; thence north 89 degrees 37' 12" west, along said south line, 43.92 feet, to the point of beginning.

PARCEL B:

Portion of Lots 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 in Block 16, portion of Lots 21, 22, 23, 24 and 25 in Block 16, portion of Lots 1, 2, 3, 4, 5, 6,
7, 8, and 9, in Block 18, portion of Meeker Avenue and portion of Twenty-Sixth Street, formarly Twenty-Fifth Street, as shown on the map of J.C. Owens Addition to the City of Richmond, filed February 6, 1912, in Book 6 of Maps, page 138, in the office of the County Recorder of Contra Costa County, described as follows:


Page 1 of 3                        EXHIBIT A

Beginning at the southwest corner of Block 18, as shown on said Map [8 W 138], being on the north side of Meeker Avenue, as shown on said map; thence from said point of beginning south 89 degrees 37' 12" east, along the south line of said Block 18, 43.92 feet; thence southeasterly, along the arc of a curve to the left with a radius of 380 feet; the center of which bears north 70 degrees 47' 03" east. through an angle of 12 degrees 56' 03", an arc distance of 81.27 feet to a point of which the center of the said curve bears north 57" 51' east; thence south 32" 09' east, tangent to said curve, 459.36 feet to the south line of the parcel of land described in the deed from City of Richmond to Safeway Stores, Incorporated, recorded June 18, 1956 in Book 2789 of Official Records, page 437; thence along said south line, northwesterly, along the arc of a curve to the left with a radius of 280 feet, through an angle of 19 degrees 38' 27", an arc distance of 95.97 feet and north 74 degrees 56' 18" west, tangent to the last mentioned curve, 41.25 feet; thence north 32" 09' west, 348.96 feet; thence northwesterly along the arc of a curve to the right with a radius of 440 feet, tangent to the last mentioned course, an arc distance of 21.99 feet to the west line of said Block 19; thence 0 degrees 03' 37" west along said west line, 97.04 feet to the point of beginning.

EXCEPTING THEREFROM: That portion thereof in the Deed from Safeway, Inc. to the State of California by Deed dated May 27, 1992 and recorded ____________________
_________________________.


53' 35" west, 87.90 feet to the northerly line of said Lot 14; thence along said northerly lot line, north 88 degrees 39' 56" east, 31.06 feet to the point of commencement.

ALSO EXCEPTING THEREFROM: That portion thereof in the Deed from Safeway, Inc.
to the State of California by Deed dated May 27, 1992 and recorded _____________
___________________________.

PARCEL THREE:

Lots 4 through 19, inclusive, in Block 3, as shown on the map of Harbor Business Blocks, filed March 10, 1913 in Book 9 of Maps, page 213, Contra Costa County Records.


EXCEPTING THEREFROM:

1) That portion of said Lots 15, 16, 7, 18 and 19, conveyed to the City of Richmond, a municipal corporation, "for the purposes of a public street", by deed recorded February 3, 1958, in Book 3112, page 584, Official Records, Contra Costa County.

2) That portion thereof in the Deed from Safeway, Inc. to the State of California by Deed dated May 27, 1992 and recorded ____________________________.

PARCEL FOUR:

Commencing at a point on the westerly line of said State parcel [13003 OR 380] distant thereon N 0 degrees 51' 27" E, 235.05 feet from the southwesterly corner of said State parcel; thence N 89 degrees 08" 33 W, 50.00 feet to the westerly line of said South 34th Street; thence along last said line N 0 degrees 51' 27" E, 273.97 feet to the northerly line of said Meeker Avenue; thence along last said line N 89 degrees 46' 16" E, 595.89 feet to the general westerly right of way line of State Highway 04-CC-580; thence along last said line from a tangent that bears S 28 degrees 43' 24" E, along a curve to the left with a radius of 256.00 feet, through an angle of 45 degrees 36' 16", an arc length of
211.72 feet, S 74 degrees 18' 40" E, 84.56 feet; S 5 degrees 16' 12" W, 91.69 feet, S 37 degrees 23' 14" W, 68.03 feet, along a tangent curve to the left with a radius of 280.00 feet, through an angle of 27 degrees 12' 23", an arc length of 132.90 feet, S 10 degrees 10' 51" W, 12.46 feet, from a tangent that bears S 60 degrees 44' 59" W, along a curve to the right with a radius of 545.14 feet, through an angle of 29 degrees 00' 17", an arc length of 275.95 feet and S 89 degrees 45' 18" W, 45.50 feet; thence S 69 degrees 45' 16" W, 12.42 feet; thence N 0 degrees 14' 44" W, 223.34 feet; thence S 89 degrees 45' 18" W, 364.87 feet to the point of commencement.

PARCEL FIVE:

Commencing at the northeasterly corner of said State Parcel 43862; thence along the easterly line of said State Parcel 43862, S 1 degrees 01' 25' W, 205.54 feet to the easterly line of said State Parcel 50010; thence along last said line S 10 degrees 50' 50" E, 154.02 feet and along a tangent curve to the left with a radius of 359.98 feet, through an angle of 7 degrees 17' 21", an arc length of
45.80 feet to the easterly line of said vacated area on Meeker Avenue; thence along last said line from a tangent that bears S 18 degrees 08' 11" E, along a curve to the left with a radius of 359.98 feet, through an angle of 11 degrees 4' 59, an arc length of 69.63 feet to the northeasterly line of said State Parcel 50011; thence along last said line from a tangent that bears S 29 degrees 13' 10" E, along a curve to the left with a radius of 359.98 feet, through an angle of 1 degrees 5' 03" an arc length of 11.63 feet, S 31 degrees 04' 13" E, 459.34 feet and from a tangent that bears S 54 degrees 13' 00" E, along a curve to the right with a radius of
279.98 feet, through an angle of 15 degrees 18' 47", an arc length of 74.83 feet to the southerly line of said State Parcel 50011; thence along last said line N 88 degrees 28' 22" W, 118.50 feet to the general easterly line of said State Parcel 47736; thence along last said line S 31 degrees 04' 13" E, 25.77 feet to the southerly line of said State Parcel 47736; thence along last said line N 88 degrees 28' 22" W, 54.40 feet; thence from a tangent that bears N 25 degrees 59' 21" W, along a curve to the left with a radius of 795.00 feet, through an angle of 12 degrees 05' 24", an arc length of 167.75 feet to the southwesterly line of that parcel of land described as Parcel 1 in the deed to United Steel and Carnegie Pension Fund, recorded October 5, 1859 in Book 3467, page 177, Official Records of Contra Costa County; thence along last said line S 73 degrees 51' 31" E, 71.61 feet to the southwesterly line of said State Parcel 60011; thence along last said line N 31 degrees 04' 13" W, 348.93 feet and along a tangent curve to the right with a radius of 439.97 feet through an angle of 2 degrees 52' 03" an arc length of 22.02 feet to the general easterly line of said State Parcel 47738; thence along last said line S 1 degrees 01' 25" W, 189.73 feet; thence N 48 degrees 22' 06" W, 316.69 feet to the westerly line of said vacated portion on Meeker Avenue; thence along last said line N 38 degrees 00' 11" W, 81.38 feet to the general southerly right of way line of State Highway 04-CC-5?0; thence along last said line N 38 degrees 00' 11" W, 36.91 with a radius of 200.00 feet, through an angle of 21 degrees 48' 18", an arc length of 75.11 feet, N 17 degrees 58' 17" W, 33.00 feet, from a tangent that bears N 35 degrees 00' 54" W, along a curve to the right with a radius of 942.50 feet, through an angle of 10 degrees 23' 19", an arc length of 170.55 feet, from a tangent that bears N 18 degrees 15' 17" W, along a curve to the right with a radius of 850.00 feet, through an angle of 15 degrees 25' 00", an arc length of 174.90 feet to a point of compound curvature, along a tangent curve to the right with a radius of
200.00 feet, through an angle of 21 degrees 48' 18", an arc length of 78.11 feet, N 53 degrees 21' 09" E, 138.54 feet and N 87 degrees 29' 02" E, 244.65 feet to the easterly line of said South 25th Street; thence along last said line S 2 degrees 02' 16" W, 47.63 feet to the easterly line of said State Parcel 50010; thence along last said line S 24 degrees 22' 45" E, 50.43 feet and along a tangent curve to the right with a radius of 439.97 feet, through an angle of 8 degrees 28' 17", an arc length of 65.05 feet to the northerly line of said State Parcel 43852; thence along last said line S 88 degrees 28' 22" E, 46.04 feet to the point of commencement.

                              [MAP APPEARS HERE]



NOTE:  NOTHING SET FORTH OR SHOWN ON THIS EXHIBIT CREATES ANY RIGHT OR
---- OBLIGATION AS BETWEEN (SUB)LESSOR AND (SUB)LESSEE UNLESS SUCH RIGHT OR OBLIGATION IS EXPRESSLY REFERRED TO IN THE LEASE OR SUBLEASE TO WHICH THIS EXHIBIT IS ATTACHED.


                                   EXHIBIT B

                                   EXHIBIT C

                                Landlord's Work



1.   Remove hanging partitions or wind screens near the front loading dock.

2.   Cut off all of the rack bolts and grind down level with the floor.

3.   Remove chain link fencing inside the Premises.

4.   Repair all of the vent and pipe openings in the roof.

5.   Seal and secure the rear dock door.

6. Clean and seal the floors of the restrooms, locker area, offices and warehouse.

7.   Repair the outside facade overhang on the north side of the Premises.

8.   Install three (3) new deck doors with a minimum height of 105 inches.

9.   Remove asphalt tile from floor of offices.

10. Install four 2 1/2 horsepower exhaust fans strategically located on the south wall of the Premises.



                                   EXHIBIT C